[GRAPHIC OMITTED]   SCUDDER
                    New Europe
                    Fund, Inc.


Semiannual Report
April 30, 1999







A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of European companies that are likely to benefit from changes and developments throughout Europe.

Scudder New Europe Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in the equity securities of European companies that are likely to benefit from changes and developments throughout Europe

Investment characteristics

o  a non-diversified closed-end investment company

o a convenient vehicle for participation in opportunities available in European markets resulting from the dynamic changes affecting Europe

Contents
===========================================================

In Brief                                              3
Letter to Shareholders                                3
Investment Summary                                    7
Portfolio Summary                                     8
Investment Portfolio                                  9
Financial Statements                                 13
Financial Highlights                                 16
Notes to Financial Statements                        17
Report of Independent Accountants                    22
Stockholder Meeting Results                          23
Investment Manager                                   24
Dividend Reinvestment and
   Cash Purchase Plan                                25
Directors and Officers                               27


General Information
===========================================================

Executive offices

   Scudder New Europe Fund, Inc.
   345 Park Avenue
   New York, NY 10154
   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend reinvestment plan agent

   EquiServe
   Investor Relations Department
   P.O. Box 8200
   Boston, MA 02266-8200
   Telephone: 1-800-426-5523

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Willkie Farr & Gallagher

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- NEF

Net Asset Value

The Fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)
   The New York Times
   Barron's
   The Financial Times

--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
In Brief
================================================================================

o Although political instability in Germany and slower economic growth throughout Europe dampened stock market performance in the past six months, restructuring and consolidation provided many attractive opportunities on the individual company level. Despite near-term risks such as the conflict in Kosovo and slowing economic growth on the continent, we remain optimistic on the region's prospects.

o We continued to focus on fast-growing, fundamentally sound companies with catalysts for stronger earnings. During the reporting period, we found opportunities in the telecommunications, media, and energy sectors.

Letter to Shareholders
================================================================================

Dear Shareholders:

After rebounding from their lows in November and December, European stock markets posted flat performance in the first four months of 1999 amid a more challenging investment environment. In the six-month period ended April 30, 1999, the net asset value of Scudder New Europe Fund returned 13.30%. In the same time period, the Fund's share price quoted on the New York Stock exchange returned 23.01%, outpacing the 10.81% return of the unmanaged MSCI Europe Index. The Fund's discount to NAV was 7.82% on April 30, 1999.

Markets Offer Mixed Performance

The reporting period began with European stock markets in the midst of a strong rebound from the lows they set during last year's autumn correction. As fears of a global economic collapse faded into a distant memory, investors began to focus on the potential benefits of the euro. Believing that the new currency would promote further consolidation and more efficient business practices, investors took advantage of lower stock prices and pushed the major European markets into positive territory during November and December 1998.

The launch of the euro on January 1, 1999 was an historical milestone for Europe. Equity markets celebrated the event by rallying strongly into the first week of January, due in part to investors' relief that the transition had gone smoothly. In addition, pent-up demand helped fuel the initial bounce since most investors had refrained from taking on additional risk in the weeks immediately preceding the changeover. "Europhoria" proved fleeting, however, when concerns emerged about the region's slowing economy. Although consumer confidence in a number of European countries remained high, business confidence began to deteriorate when growth in the major continental economies failed to meet expectations. Since Europe's weakness became evident at the same time as the powerful expansion in the United States appeared to be gathering fresh steam, the euro slid 9% versus the dollar in the first four months of 1999.

Concerns about political instability in Germany also contributed to weaker stock market performance. An unsatisfactory tax reform package, tensions within the country's uneasy coalition government, and the attempts of Finance Minister Oskar LaFontaine to jawbone the newly established European Central Bank (ECB) into lowering interest rates all weighed on market sentiment. Mr. LaFontaine's abrupt resignation in March 1999 prompted an

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================

enthusiastic rally in German shares and raised hopes among European investors that Prime Minister Gerhard Schroeder would be able to conduct a more cohesive and pro-business policy. The rest of Europe was also relieved at LaFontaine's departure, and hopes were raised that the ECB would no longer be inhibited from lowering interest rates. Three weeks later, the ECB did indeed announce that rates would be cut a larger than expected .50% to 2.50% in an effort to stimulate growth on the continent.


Another surprise in the European political arena was the investigation by the European Parliament of the European Commission, an action that ultimately resulted in the resignation of all the Commissioners. European stock markets were not concerned by this event. In fact, the push toward greater transparency, accountability, and democracy is a step forward for Europe. We feel that the prompt appointment of Romano Prodi as the next European commissioner is a further positive. Mr. Prodi, the former Prime Minister of Italy, is well-respected, reform-minded, and pro-growth. On the downside, the crisis in Kosovo has brought armed conflict to the doorstep of the Eurozone, putting additional pressure on the euro.

Consolidation Remains a Powerful Theme

The transformation of the European corporate world continued in dramatic form with more mergers and acquisitions of ever-larger proportions. BP Amoco announced an agreement to merge with Atlantic Richfield, creating the world's second largest oil company. In the telecommunications sector, Vodafone acquired Airtouch and Olivetti bid for Telecom Italia. The financial sector saw renewed activity with further consolidation taking place in Italy, where San Paolo/Imi bid for Banca di Roma and Unicredito bid for BCI. In France, Societe General and Paribas agreed to merge, then received a bid for the new, combined entity from Banque Nationale de Paris. Consolidation has been one of the primary drivers of positive stock market performance in Europe over the past three years, and we believe that opportunities remain to select individual companies poised to benefit from this ongoing trend.

Opportunities in Telecom, Media, and Energy

The Fund continues to invest in niche players, companies benefiting from structural changes in the less developed markets, and smaller firms possessing a strong global franchise. During the period we purchased EM.TV, a company listed on Germany's Neuer Markt, the division of the German stock market established for small, rapidly growing companies. EM.TV is the leading independent distributor of children's TV programming in Europe and the continent's largest independent merchandising company. With the rights to more than 3700 episodes of children's programs and as a co-producer of 13 cartoon series, the company is well positioned to build its branded joint venture Junior TV into an umbrella brand preferred by parents for quality children's entertainment.

We also added to our position in L'Espresso, a leading Italian media group with a strong presence in national and local newspapers, magazines, and radio. The Italian advertising market has been a relatively underdeveloped market by European standards, but now, propelled by structural forces, it is growing rapidly. Deregulation and liberalization of the economy are creating demand from new advertisers in the telecom, financial, and retail sectors. L'Espresso is well placed to benefit from these trends as it can offer advertisers either broad national coverage via the leading Italian daily newspaper La Repubblica, or deliver more

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================

targeted customer segments via the local newspapers and radio channels. L'Espresso has also moved aggressively to exploit its brand name and media expertise on the Internet. Its Web site is one of the most visited in Italy and a recent joint venture in book retailing with a leading publishing house is one of a number of initiatives moving the company into e-commerce in Italy. These factors, along with margin improvement and the consolidation of acquisitions, should propel earnings growth in the years ahead.

An example of a firm with an expanding global franchise is Equant, a recent holding that represents a growth opportunity in the telecommunications field. From its origins as a cooperative venture among the world's airlines to serve their communications and data processing needs, the company has built the most geographically extensive commercial data network in the world, and now offers its seamless international data networking services to multinational businesses. Equant already has 15% penetration of the top 1,000 global companies, and is well positioned to benefit from the boom in data communications.

Other notable additions during the reporting period were two oil stocks -- Elf Aquitane and ENI. We have been significantly underweight in the energy sector for some time, and remain modestly so at present. However, low oil prices are forcing out non-OPEC capacity and investment, reducing supply at a time when stock prices have been discounting the poor pricing environment. We believe that this discrepancy has created an opportunity to take advantage of a possible long-term shift in supply and demand fundamentals. Even in the wake of the powerful April rally in the energy sector, we believe that the potential of this sector remains compelling, particularly if global economic growth increases and/or OPEC follows through on its pledges to cut production.

Soft Dollar Arrangements

The Board of Directors of the Fund has approved a soft dollar policy that authorizes the Adviser to enter into arrangements with certain brokers or dealers. Pursuant to the policy, the Adviser may, when it can be done consistently with its policy of obtaining best execution, direct a portion of the Fund's brokerage transactions to such brokers or dealers in research services, within the meaning of Section 28(e) of the Securities and Exchange Act of 1934. Research services obtained by the Adviser may, in appropriate circumstances, be used for the benefit of other clients of the Adviser as well as the Fund. As permitted by Section 28(e), the Adviser is authorized when placing transactions for the Fund, to pay a brokerage commission in excess of that which another broker or dealer might charge for executing the same transaction. Therefore, the Fund may pay higher brokerage rates than could be obtained if the Adviser were not entering into soft dollar arrangements.

Proposal by the Board of Directors

The Board of Directors of Scudder New Europe Fund, Inc., has announced its formal approval to convert the Fund from a closed-end investment company to an open-end investment company (mutual fund). The Board has periodically reviewed the appropriateness of the closed-end structure of Scudder New Europe Fund and the potential benefits inherent in that structure. As detailed in the Board's January 27, 1999, announcement, the Board has been advised by Scudder Kemper Investments that significant developments in the European markets in recent years would permit Scudder New Europe Fund to now operate efficiently as an open-end fund. The current portfolio management team of Scudder

Scudder New Europe Fund, Inc.
Letter to Shareholders
================================================================================

New Europe Fund would remain in place to manage the open-end vehicle. If the open-ending proposal is approved by shareholders, the Fund will subsequently begin operating as a mutual fund distributed as part of the Kemper family of funds. These transactions are expected to be concluded on or about September 1, 1999.

Outlook

European stock markets face a number of challenges in the months ahead. Investors must cope with the ongoing crisis in Kosovo at a time when a substantial amount of new equity supply will be coming to the market. In addition, we feel that business confidence must improve in order for the markets to add to their gains. This process would be facilitated if lower interest rates and a weaker euro were in place to support increased business investment and stronger exports, which in turn would revive growth in Germany and Italy. In the meantime, governments need to move forward with structural reforms in order to support sustainable economic progress. Despite the near-term risks, the longer-term picture remains positive as corporate restructuring, merger and acquisition activity, and share buybacks all demonstrate the resolve of European corporations to become more profitable, shareholder-oriented, and globally competitive. In this environment, we will continue to search for the individual companies most likely to emerge as the winners in Europe's new economy. Thank you for your continued interest in Scudder New Europe Fund.

Respectfully,



/s/Nicholas Bratt              /s/Daniel Pierce

Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

     Scudder New Europe Fund, Inc.

Scudder New Europe Fund, Inc.
Investment Summary as of April 30, 1999
-----------------------------------------------------------------
Historical
Information                                   Total Return (%)
Life of Fund   ---------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)
               -------------------   --------------------   -------------------
                           Average                Average               Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual
               -------------------   --------------------   -------------------
Current Quarter   -2.45        --       -2.62         --       1.46       --
One Year          13.95     13.95        3.94       3.94       5.65      5.65
Three Years      118.08     29.68       90.78      24.02      85.93     22.97
Five Years       143.91     19.52      147.70      19.89     135.54     18.68
Life of Fund*    146.54     10.30      189.44      12.24     232.54     14.00

-----------------------------------------------------------------
Per Share Information and Returns (a)
Yearly Periods Ended April 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1990*    1991    1992    1993    1994    1995    1996    1997    1998     1999
                     --------------------------------------------------------------------------------
Net Asset Value...   $11.60   $10.26  $ 9.96  $ 9.90  $11.75  $12.06  $15.19  $18.24  $24.21  $21.56
Income Dividends..   $   --   $  .47  $  .15  $  .08  $   --  $   --  $  .05  $  .06  $  .09  $  .03
Capital Gains
and Other
Distributions.....   $   --   $  .20  $  .15  $  .18  $   --  $   --  $   --  $   --  $ 2.10  $ 2.96
Total Return (%)..      .43    -4.98     .55    2.60   18.69    2.64   26.50   20.56   52.24    3.94

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Morgan Stanley Capital International (MSCI) Europe Index (14)

 * The Fund commenced operations on February 16, 1990. Index comparisons began on February 28, 1990.

    Past results are not necessarily indicative of future performance of the Fund.

Scudder New Europe Fund, Inc.
Portfolio Summary as of April 30, 1999
---------------------------------------------------------------------------
Geographical

Geographical breakdown of the Fund's equity securities

United Kingdom           17%
France                   15%
Italy                    15%
Germany                  13%
Netherlands               9%
Spain                     7%
Finland                   7%
Portugal                  6%
Greece                    4%
Other                     7%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Sectors

Sector breakdown of the Fund's equity securities

Financial                22%
Service Industries       15%
Consumer Discretionary   12%
Technology               11%
Communications            9%
Media                     8%
Consumer Staples          7%
Durables                  6%
Manufacturing             5%
Other                     5%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
Ten Largest Equity Holdings (27% of Portfolio)

1.  Marschollek Lautenschlaeger und
    Partner Ag Independent life insurance
    company in Germany

2. Banca Popolare di Brescia SpA Cooperative bank in Italy

3. Jeronimo Martins, SPGS, SA Food producer and retailer in Portugal

4. Equant NV Provider of international data network services in the Netherlands

5. Taylor Nelson Sofres PLC Market research company in the United Kingdom

6. Nokia Oyj Manufacturer of telecommunication systems and equipment in Finland

7. Delta Informatics S.A. Provider of information services in Greece

8. Getronics NV Provider of computer installation and maintenance services in the Netherlands

9. Aegis Group PLC Provider of media services in the United Kingdom

10. Flextech PLC Broadcaster of entertainment in the United Kingdom

Scudder New Europe Fund, Inc.
Investment Portfolio as of April 30, 1999
=============================================================================================================================

                                                                                              Principal        Market
                                                                                              Amount ($)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 7.7%

United States

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%
  to be repurchased at $27,382,108 on 5/3/1999, collateralized by a $27,433,000
  U.S. Treasury Note, 3.875%, 1/15/2009 (Cost $27,371,000) .............................      27,371,000    27,371,000
                                                                                                           -------------
-----------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.4%
                                                                                                 Shares
                                                                                              -----------
Lernout & Hauspie Speech Products N.V., 4.75% (Developer of advanced speech
  technologies)* (Cost $2,000,000) .....................................................          40,000     1,460,000
                                                                                                           -------------
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 91.9%

Croatia 0.7%

Pliva D.D. (GDR) (Pharmaceutical company) ..............................................         158,000     2,504,300
                                                                                                           -------------
Finland 6.3%

JOT Automation Group Oyj (Developer of production automation systems) ..................         199,400     6,573,092
Nokia Oyj (Manufacturer of telecommunication networks and equipment) ...................         103,400     7,969,586
Pohjola Insurance Co., Ltd. "B" (Insurance company) ....................................          76,000     3,601,355
Tieto Corp. "B" (Manufacturer of computer software) ....................................         106,200     4,230,150
                                                                                                           -------------
                                                                                                            22,374,183
                                                                                                           -------------

France 13.7%

Altran Technologies, SA (Provider of engineering and consulting services) ..............          25,000     5,943,092
Castorama-Dubois Investissements (Retailer specializing in home repair) ................          24,700     5,910,920
Dassault Systemes SA (Designer of computer aided design, manufacturing and
  engineering software) ................................................................         105,326     3,875,957
Dexia France (Provider of municipal and local development financing) ...................          31,343     4,387,795
Elf Aquitaine SA (Petroleum company) ...................................................          27,500     4,271,102
Etablissements Economiques du Casino Guichard-Perrachon SA (Operator of
  supermarkets and convenience stores) .................................................          37,700     3,712,335
Galeries Lafayette (Group of department stores and supermarkets chains) ................           3,300     3,800,409
Infogrames Entertainment SA* (Developer of interactive television and computer
  games) ...............................................................................          53,960     4,076,317
Publicis SA (International advertising company) ........................................          28,400     5,371,076
Societe Industrielle de Transports Automobiles SA (Operator of waste collection
  service) .............................................................................           7,732     1,609,341

    The accompanying notes are an integral part of the financial statements.


                                       9


Scudder New Europe Fund, Inc.
Investment Portfolio
=============================================================================================================================

                                                                                                               Market
                                                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Valeo SA (Automobile and truck components manufacturer) ................................          64,444     5,447,063
Valeo SA* (Warrants) expire 8/7/2001 ...................................................          39,000       131,857
                                                                                                           -------------
                                                                                                            48,537,264
                                                                                                           -------------

Germany 12.2%

Adidas-Salomon AG (Manufacturer of sport shoes, clothing and equipment) ................          20,130     1,982,210
Allianz AG (Multi-line insurance company) ..............................................           9,500     3,026,223
Douglas Holding AG (Marketer of a broad range of high-end retail products) .............          63,545     2,920,523
EM.TV & Merchandising AG (Producer and distributor of children's television
  programs) ............................................................................           2,720     2,572,065
Mannesmann AG (Diversified construction and technology company) ........................          34,700     4,568,119
Marschollek Lautenschlaeger und Partner AG (pfd) (Independent life insurance
  company) .............................................................................          36,610    20,500,551
Medion AG* (Marketer and distributor of multimedia products and various consumer
  appliances) ..........................................................................          11,050     2,270,763
PrimaCom AG* (Developer, manager and operator of broadband cable networks) .............          35,000     1,516,149
Siemens AG (Electrical engineering and electronics company) ............................          54,700     4,045,529
                                                                                                           -------------
                                                                                                            43,402,132
                                                                                                           -------------

Greece 3.8%

Alpha Credit Bank A.E. (Commercial bank) ...............................................          31,400     2,241,838
Delta Informatics SA (Corporate information services) ..................................         237,000     7,806,679
National Bank of Greece SA (Full service bank) .........................................          47,500     3,237,936
National Bank of Greece SA* (Rights) (b) ...............................................          47,500       137,965
                                                                                                           -------------
                                                                                                            13,424,418
                                                                                                           -------------

Hungary 1.0%

OTP Bank Rt (Savings and commercial bank) ..............................................          80,500     3,392,719
                                                                                                           -------------
Ireland 1.3%

ESAT Telecom Group PLC (ADR)* (Provider of telecommunication services) .................          97,600     4,770,200
                                                                                                           -------------

Italy 13.8%

Alleanza Assicurazioni SpA (Life insurance company) ....................................         148,000     1,774,792
Assicurazioni Generali SpA (Life and property insurance company) .......................         110,888     4,317,298
Autogrill SpA (Operator of highway and self service restaurants and snack bars) ........         602,500     5,525,438
Banca Carige SpA (Commercial bank) .....................................................         125,000     1,156,922
Banca Popolare di Brescia SpA (Cooperative bank) .......................................         391,000    13,446,761
Ente Nazionale Idrocarburi SpA (Exploration and production of oil, natural gas and
  chemicals) ...........................................................................         554,000     3,646,597
Finmeccanica SpA* (Designer and developer of commercial and military aircraft, space
  systems and air defense systems) .....................................................       4,379,800     4,312,808
Gruppo Editoriale L'Espresso (Publisher) ...............................................         451,600     6,608,359


    The accompanying notes are an integral part of the financial statements.

                                       10


Scudder New Europe Fund, Inc.
Investment Portfolio
=============================================================================================================================

                                                                                                               Market
                                                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Mediaset SpA (Broadcasting and television networks) ....................................         185,000     1,602,786
Seat Pagine Gialle SpA (Publisher of telecommunication directories and provider of
  advertising services) ................................................................       2,500,000     3,116,822
Telecom Italia SpA di Risparmio (Provider of telecommunications, electronics and
  network construction) ................................................................         317,500     3,378,027
                                                                                                           -------------
                                                                                                            48,886,610
                                                                                                           -------------
Netherlands 8.4%

Equant NV* (Provider of international data network services) ...........................          90,700     8,231,716
Getronics NV (Provider of computer installation and maintenance services) ..............         184,449     7,571,070
Nutreco Holding NV (Producer of livestock feed and nutrition) ..........................         146,700     5,944,091
Qiagen NV* (Biopharmaceutical company) .................................................          60,500     4,431,625
United Pan-Europe Communications NV* (Provider of television and
  telecommunication services) ..........................................................          72,800     3,765,078
                                                                                                          -------------
                                                                                                            29,943,580
                                                                                                          -------------
Poland 0.7%

ITI Group SA* (Telecommunication services) (b) .........................................          10,524     2,620,476
                                                                                                          -------------

Portugal 5.2%

BPI-- SGPS, SA (Registered) (Bank) .....................................................         152,900     4,119,434
Brisa-Auto Estradas de Portugal, SA (Builder and operator of motorways) ................          86,500     3,664,801
Jeronimo Martins, SGPS SA (Food producer and retailer) .................................         192,996     6,351,792
Jeronimo Martins, SGPS SA* (New) .......................................................          64,332     2,059,490
Telecel-Comunicacoes Pessoais, SA (Cellular communication services) ....................          16,950     2,265,427
                                                                                                          -------------
                                                                                                            18,460,944
                                                                                                          -------------

Spain 6.9%

Aldeasa SA (Operator of airport duty-free shops) .......................................          68,100     2,079,385
Baron de Ley, SA* (Wine producer) ......................................................         158,000     5,442,076
Compania Telefonica Nacional de Espana SA (Telecommunication services) .................          33,381     1,564,166
Compania Telefonica Nacional de Espana SA* (Rights) ....................................          33,381        31,036
Compania Telefonica Nacional de Espana SA (ADR) ........................................          21,441     2,988,339
Cortefiel, SA (Owner and operator of various retail clothing stores) ...................         185,100     5,084,751
Metrovacesa, SA (Property holding company that leases and sells apartment blocks, ......
  parking garages, and office blocks) ..................................................          99,200     2,164,321
TelePizza, SA* (Operator of fast food restaurants) .....................................         787,680     4,993,338
                                                                                                          -------------
                                                                                                            24,347,412
                                                                                                          -------------

Switzerland 2.6%

Adecco SA (Bearer) (Personnel and temporary employment company) ........................          11,539     5,816,013
Baloise Holding Ltd. (Registered) (Multi-line insurance company) .......................           4,330     3,541,876
                                                                                                          -------------
                                                                                                             9,357,889
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.


                                       11


Scudder New Europe Fund, Inc.
Investment Portfolio
=============================================================================================================================

                                                                                                               Market
                                                                                                  Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------

United Kingdom 15.3%

Aegis Group PLC (Independent media services group) .....................................       3,417,000     7,392,904
Avis Europe PLC* (Car rental services) .................................................       1,213,000     5,131,739
Bodycote International PLC (Holding company) ...........................................         173,000     2,685,475
Capita Group PLC (Provider of support services for both public and private sectors) ....         130,700     1,379,200
Cobham PLC (Manufacturer of aerospace components) ......................................         396,000     6,083,399
Compass Group PLC (International catering group) .......................................         540,000     5,559,318
Dixons Group PLC (Retailer of high technology consumer electronics and computer
  related products) ....................................................................         121,500     2,592,086
Flextech PLC* (Broadcaster of entertainment programs) ..................................         479,119     6,907,722
Select Appointments Holdings PLC* (Recruitment services company) .......................         200,000     2,548,021
Serco Group PLC (Facilities management company) ........................................         265,000     5,882,646
Taylor Nelson Sofres PLC (Market research company) .....................................       3,191,000     8,058,872
                                                                                                          -------------
                                                                                                            54,221,382
                                                                                                          -------------
Total Common Stocks (Cost $192,618,028)                                                                    326,243,509
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $221,989,028) (a)                                                355,074,509
 .......................................................................................                  -------------
-----------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $221,989,028. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $133,085,481. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $136,400,089 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,314,608.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,758,441 (0.78% of net assets). These values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $1,999,560. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund, Inc.
Financial Statements
=======================================================================================================================

 Statement of Assets and Liabilities
 April 30, 1999
-----------------------------------------------------------------------------------------------------------------------

 ASSETS

 Investments, at market (identified cost $221,989,028) .................................          $    355,074,509
 Cash ..................................................................................                       227
 Receivable for investments sold .......................................................                 2,308,815
 Dividends and interest receivable .....................................................                   497,066
 Foreign taxes recoverable .............................................................                   225,325
 Other assets ..........................................................................                     5,813
                                                                                                 -----------------
 Total assets ..........................................................................               358,111,755
                                                                                                 -----------------
 LIABILITIES

 Payable for investments purchased .....................................................                 5,491,719
 Accrued reorganization expenses .......................................................                   498,427
 Accrued management fee ................................................................                   323,952
 Other payables and accrued expenses ...................................................                   140,420
                                                                                                 -----------------
 Total liabilities .....................................................................                 6,454,518
                                                                                                 -----------------
 Net assets, at market value ...........................................................          $    351,657,237
                                                                                                  ================
 NET ASSETS

 Net assets consist of:
 Accumulated distributions in excess of net investment income ..........................                (3,108,999)
 Net unrealized appreciation (depreciation) on:
    Investments ........................................................................               133,085,481
    Foreign currency related transactions ..............................................                   (13,360)
 Accumulated net realized gain (loss) ..................................................                37,460,066
 Paid-in capital .......................................................................               184,234,049
                                                                                                 -----------------
 Net assets, at market value ...........................................................          $    351,657,237
                                                                                                  ================
 Net asset value per share ($351,657,237B16,310,537 shares of common stock .............                    $21.56
    issued and outstanding, $.01 par value, 100,000,000 shares authorized)                                  ======

    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------


                                       13


 Scudder New Europe Fund, Inc.
 Financial Statements
 =======================================================================================================================

 Statement of Operations
 April 30, 1999
-----------------------------------------------------------------------------------------------------------------------

 Investment Income

 Income:
 Dividends (net of foreign taxes withheld of $223,863) .................................          $      2,493,451
 Interest ..............................................................................                   619,778
                                                                                                  -----------------
                                                                                                         3,113,229
                                                                                                  -----------------

 Expenses:
 Management fee ........................................................................                 2,028,145
 Custodian and accounting fees .........................................................                   292,758
 Directors' fees and expenses ..........................................................                    41,240
 Reports to shareholders ...............................................................                    31,091
 Auditing ..............................................................................                    43,281
 Services to shareholders ..............................................................                    31,861
 Legal .................................................................................                    11,405
 Reorganization expenses ...............................................................                   498,427
 Other .................................................................................                    19,854
                                                                                                  -----------------
                                                                                                         2,998,062
                                                                                                  -----------------
 Net investment income (loss) ..........................................................                   115,167
                                                                                                  -----------------
Net realized and unrealized gain (loss) on investment transactions Net realized gain (loss) from:
 Investments ...........................................................................                37,633,364
 Foreign currency related transactions .................................................                  (100,052)
                                                                                                  -----------------
                                                                                                        37,533,312
                                                                                                  -----------------
 Net unrealized appreciation (depreciation) during the period on:
 Investments                                                                                               355,468
 Foreign currency related transactions                                                                     (37,567)
                                                                                                  -----------------
                                                                                                          317,901
                                                                                                  -----------------
 Net gain (loss) on investment transactions                                                             37,851,213
                                                                                                  -----------------
 Net increase (decrease) in net assets resulting from operations                                  $     37,966,380
                                                                                                  ================

    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
Financial Statements
=======================================================================================================================
-----------------------------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months
                                                                                      Ended             Year Ended
                                                                                    April 30,           October 31,
Increase (Decrease) in Net Assets                                                      1999                1998
-----------------------------------------------------------------------------------------------------------------------
 Operations:
 Net investment income (loss) ........................................       $        115,167     $        (30,205)
 Net realized gain (loss) from investment transactions ...............             37,533,312           47,008,326
 Net unrealized appreciation (depreciation) on investment
    transactions during the period ...................................                317,901           25,345,244
                                                                            -----------------    -----------------
Net increase (decrease) in net assets resulting from operations .....              37,966,380           72,323,365
                                                                            -----------------    -----------------
 Distributions to shareholders from:
    Net investment income ............................................               (403,114)          (1,444,424)
                                                                            -----------------    -----------------
    Net realized gains from investment transactions ..................            (47,728,393)         (33,783,456)
                                                                            -----------------    -----------------
 Fund shares transactions:
    Reinvestment of distributions ....................................              3,300,994            1,132,492
                                                                            -----------------    -----------------
 Increase (decrease) in net assets ...................................             (6,864,133)          38,227,977

Net assets at beginning of period ....................................            358,521,370          320,293,393
                                                                            -----------------    -----------------
 Net assets at end of period (including accumulated distributions in excess of net investment income of $3,108,999 and
    $2,821,052, respectively) ........................................       $    351,657,237     $    358,521,370
                                                                             ================     ================
 Other Information

 Increase (decrease) in Fund Shares

 Shares outstanding at beginning of period ...........................             16,124,566           16,049,224
 Shares issued to shareholders in reinvestment of distributions ......                185,971               75,342
                                                                            -----------------    -----------------
 Shares outstanding at end of period .................................             16,310,537           16,124,566
                                                                            =================    =================

    The accompanying notes are an integral part of the financial statements.
-----------------------------------------------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
Financial Highlights
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

------------------------------------------------------------------------------------------------------------------------

                                                 Six Months
                                                   Ended                        Years Ended October 31,
                                                 April 30,    ----------------------------------------------------------
                                                    1999           1998       1997        1996        1995       1994
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .....        $22.23      $ 19.96    $ 16.60     $ 13.24     $ 11.61    $ 10.72
                                                  ------      -------    -------     -------     -------    -------
Income from investment operations:
Net investment income (loss) (a) .........         .01(d)           --      (.01)        .05         .05        .02
Net realized and unrealized gain (loss) ..
  on investment transactions .............          2.31         4.47       3.43        3.36        1.58        .87
                                               ----------      -------    -------     -------     -------    -------
Total from investment operations .........          2.32         4.47       3.42        3.41        1.63        .89
                                               ----------      -------    -------     -------     -------    -------
Less distributions from:
Net investment income ....................          (.03)        (.09)      (.06)       (.05)          --         --
Net realized gains on investment
   transactions ..........................         (2.96)       (2.11)         --          --          --         --
                                                ---------       ------     -------     -------     -------    -------
Total distributions ......................         (2.99)       (2.20)      (.06)       (.05)          --         --
                                                ---------       ------     ------      ------      -------    -------
Net asset value, end of period ...........        $21.56      $ 22.23    $ 19.96     $ 16.60     $ 13.24    $ 11.61
                                                  ======      =======    =======     =======     =======    =======
Market value, end of period ..............        $19.88      $ 18.88    $ 15.50     $ 14.00     $ 10.25    $  9.75
                                                  ======      =======    =======     =======     =======    =======
Total Return

Per share market value (%) ...............         23.01**      39.56      11.16       37.18        5.13      (4.88)
Per share net asset value (%) (b) ........         13.30**      27.70      20.66       25.92       14.04       8.30

Ratios and Supplemental Data

Net assets, end of period ($ millions) ...           352          359        320         266         213        186
Ratio of operating expenses to average
  net assets (%) .........................         1.56(c)*      1.41       1.49        1.51        1.62       1.67
Ratio of net investment income (loss) to
  average net assets (%) .................            .03**      (.01)      (.03)        .31         .39        .20
Portfolio turnover rate (%) ..............           59.1*       41.4       44.7        35.3        32.4       43.2

(a)  Based on monthly average shares outstanding during the period.
(b)  Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c)  Includes reorganization expense ratio of .14%.
(d)  Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
*    Annualized
**   Not annualized

------------------------------------------------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

A. Significant Accounting Policies
   -------------------------------

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire, it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and

Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

         (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes, and no federal income tax provision was required.

Distribution of Income and Gains. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. Purchases and Sales of Securities
   ---------------------------------
During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $99,104,862 and $129,435,158, respectively.

C. Related Parties
   ---------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to a monthly fee at an annual rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, and payable monthly. For the six months ended April 30, 1999, the fee pursuant to the Agreement amounted to $2,028,145, which is equivalent to an annual effective rate of 1.15% of the Fund's average weekly net assets.

Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $101,566, of which $33,849 is unpaid at April 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 1999.

The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $41,240.

D. Open-Ending and Reorganization
   ------------------------------
On April 27, 1999, the Fund's Board of Directors approved a proposal to recommend to stockholders that the Fund be converted from a closed-end to an open-end investment company. In conjunction with the change to open-end status, the Board also approved an Agreement and Plan of Reorganization to combine the Fund with Kemper Europe Fund, an open-end investment company with substantially similar investment policies managed by Scudder Kemper (the "Reorganization").

Stockholders of the Fund will be asked to vote on the open-ending proposal at the Annual Meeting of Stockholders scheduled to take place on July 20, 1999 and shareholders of Kemper Europe Fund will be asked to vote on the Reorganization at a Special Meeting of Shareholders also scheduled to take place on July 20, 1999. The Fund's proportionate share of reorganization expenses amounted to $498,427 as of April 30, 1999.

E. Litigation
   ----------
The Fund is a defendant in a class action filed in the Southern District of New York that also names the Fund's Directors and investment adviser (Brautigam v. Bratt, et al. No. 98 Civ. 9060 (AKH)). The complaint alleges breaches of fiduciary duty under sections 36(a) and 48 of the 1940 Act and common law by the defendants in allegedly failing to take adequate steps to diminish the discount to net asset value at which shares of the Fund have traded in recent years. The action has been stayed pending a decision in a similar case on whether such a case may be maintained as a "class action". In any event, the plaintiff's counsel has acknowledged that the case will become moot if and when the Fund converts to open-end status, although they have also expressed an intent to continue to press for a recovery of attorney's fees. In light of how and when the open-ending proposal was developed by the Board and the likelihood that it will be approved by its shareholders, the Fund has been advised by counsel that it has meritorious defense to the action and will oppose any effort by the plaintiff to recover attorney's fees.

In addition, on June 15, 1999 an action, purportedly on behalf of all stockholders of the Fund, had been filed in the United States District Court, Southern District of New York against the Fund and its Directors (the "Complaint"). The Complaint, which seeks declaratory and injunctive relief, alleges that certain issues in the Proxy Statement for the Fund's Annual Meeting scheduled for July 20, 1999 (the "Proxy Statement") should not be the subject of a single vote. The Complaint alleges that the Proxy Statement contains inadequate disclosure on several matters to be considered and voted upon by the stockholders. The Fund and its Directors are reviewing the Complaint and considering an appropriate response.

Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================

F. Line of Credit
   --------------
The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

Scudder New Europe Fund, Inc.
Report of Independent Accountants
================================================================================

To the Board of Directors and Shareholders of Scudder New Europe Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Europe Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 21, 1999

Scudder New Europe Fund, Inc.
Stockholder Meeting Results
================================================================================

A Special Meeting of Stockholders (the "Meeting") of Scudder New Europe Fund, Inc. (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Advisory and Administration Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

              12,537,821                   330,776                    120,090                       0






--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Scudder New Europe Fund, Inc.
Investment Manager
================================================================================

   The investment manager of Scudder New Europe Fund, Inc. is Scudder Kemper Investments Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in London, Switzerland, and Tokyo.

   The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients which invest primarily in foreign securities include thirty open-end investment companies as well as portfolios for institutional investors.

   In addition to the Fund, the Manager manages the assets of five other closed-end investment companies which invest primarily in foreign securities:
The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through EquiServe, the Plan Agent.

Participation in the Plan

   If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Scudder New Europe Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o EquiServe, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Scudder New Europe Fund, Inc.
Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

WILSON NOLEN
    Director

LADISLAS O. RICE
    Director

CAROL L. FRANKLIN*
    Vice President

JOAN R. GREGORY*
    Vice President

JUDITH HANNAWAY*
    Vice President

ANN M. McCREARY*
    Vice President

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

BRUCE H. GOLDFARB*
    Vice President and Assistant Secretary

JOHN MILLETTE*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

CAROLINE PEARSON*
    Assistant Secretary


* Scudder Kemper Investments, Inc.

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